SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K

                       PURSUANT TO SECTION 13 or 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934




                          London Pacific Group Limited
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its Articles)


Jersey (Channel Islands) U.K.                       000000000
-----------------------------                  ------------------
(State or Other jurisdiction                   (IRS Employer
incorporation)                                  Identification No)



                                  Minden House
                                 6 Minden Place
                                   St Helier
                                     Jersey
                                Channel Islands
                                    JE2 4WQ
                            Tel: 011 44 1534 607700
--------------------------------------------------------------------------------
                   (Address and telephone of principal office)


                                       N/A
                   -----------------------------------------
                   Former name, if changed since last report

Item 5.  Other Events
         ------------

    At its Annual General Meeting On April 18, 2000, the Ordinary Shareholders of London Pacific Group Limited considered a special resolution, to amend its Articles of Association in order to allow its Ordinary Shares to be traded and issued in Uncertificated form.

The following Special Resolution was approved:-

 "That the Articles of Association of the Company be amended as follows:

(a) Article 1 be amended by the addition of the following defined terms and their corresponding meanings, all to be inserted in the appropriate alphabetical order:

Approved operator An `approved operator' as defined in the Order.

Certificated Share A share which is recorded in the Register of Members as being held in certificated form.

Member Subject to the Order, a person who is registered in the Register as the holder of a share or shares.

         Order
         The Companies (Uncertificated Securities) (Jersey) Order, 1999.

         Ordinary resolution
         A Resolution of a General Meeting passed by an absolute majority of the votes recorded and in respect of which notice has been given in accordance with the Law and the Order.

         Register
         The Register of Members as required to be kept by Article 41 of the Law and in the manner required by Article 18 of the Order.


         Special Resolution
         A Resolution as defined in Article 90 of the Law, in respect of which notice has been given in accordance with the Law and the Order.

         Uncertificated Share
         A share or class of shares or a renounceable right of allotment of a share, title to which is permitted to be transferred by means of an Uncertificated System in accordance with the Order.

         Uncertificated System
         The CREST system or any other applicable system which is operated by an approved operator.

(b) Article 1 be further amended by the deletion of the following defined terms and their corresponding meanings:

     `Member', `Ordinary Resolution', `Register' and `Special Resolution'.

(c) Article 1 shall be further amended by the addition of the following paragraph (e):

`(e) a  reference   to  an   Uncertificated   System  is  a  reference   to  the
     Uncertificated System in respect of which the particular share or class of shares or renounceable right of allotment of a share is a Participating Security.'

(d) Article 11, second line, shall be amended by the insertion of `and Article 18 of the Order' after the word `Law'.

(e)  The first line of Article 6 shall be amended by the insertion of `always to
     Article 30 of the Order and otherwise' after the word `Subject'.

(f) The heading `SHARE CERTIFICATES' which appears before Article 14 shall be deleted and replaced by the heading `CERTIFICATED SHARES'.

(g) By inserting the words, `In relation to Certificated Shares:' before paragraph (a) of Article 14.

(h)  By inserting the following new Article 14A:

`Uncertificated  Shares 14A.

(a) The Board may, in accordance with the Law and the Order, resolve that a class of shares is to become, or is to cease to be, an Uncertificated Share. The remaining provisions of this Article 14(A) shall only apply after such a resolution of the Board has been made.

(b) Shares of a class shall not be treated as forming a separate class from other shares of the same class as a consequence of such shares being held in certificated or uncertificated form or of any provision in these Articles or the Order applying only to certificated shares or to uncertificated shares.

(c) Any share of a class which is an Uncertificated Share may be changed from an uncertificated share to a certificated share and from a certificated share to an uncertificated share in accordance with the Order.

(d) These Articles apply to uncertificated shares of a class which is an Uncertificated Share only to the extent that these Articles are consistent with the holding of such shares in uncertificated form, with the transfer of title to such shares by means of the Uncertificated System and with the Order.

(e) The Board may lay down regulations not included in these Articles which (in addition to or in substitution for any provisions in these Articles):

         (i) apply to the issue, holding or transfer of uncertificated shares;

         (ii) set out (where appropriate) the procedures for conversion and/or redemption of uncertificated shares; and/or

         (iii) the Board considers necessary or appropriate to ensure that these Articles are consistent with the Order and/or the Approved Operator's rules and practices.

         Such regulations will apply instead of any relevant provisions in these Articles which relate to certificates and the transfer, conversion and redemption of shares or which are not consistent with the Order, in all cases to the extent (if any) stated in such regulations. If the Board makes any such regulations, paragraph (d) of this Article will (for the avoidance of doubt) continue to apply to these Articles, when read in conjunction with those regulations.

(f) Any instruction given by means of an Uncertificated System shall be a dematerialised instruction given in accordance with the Order, the facilities and requirements of the Uncertificated System and the Approved Operator's rules and practices.

(g) For any purpose under these Articles, the Company may treat a member's holding of uncertificated shares and of certificated shares of the same class as if they were separate holdings, unless the Board otherwise decides.

(h) Where the Company is entitled under the Law, the Order, the Approved Operator's rules and practices, these Articles or otherwise to dispose of, forfeit, enforce a lien over or sell or otherwise procure the sale of any shares of a class which is an Uncertificated Share which are held in uncertificated form, the Board may take such steps (subject to the Order and to such rules and practices) as may be required or appropriate, by instruction by means of the Uncertificated System or otherwise, to effect such disposal, forfeiture, enforcement or sale including by (without limitation):

(i)  requesting or requiring  the deletion of any computer  based entries in the
     Uncertificated   System   relating   to  the  holding  of  such  shares  in
     uncertificated form;

(ii) altering such computer based entries so as to divest the holder of such shares of the power to transfer such shares other than to a person selected or approved by the Company for the purpose of such transfer;

(iii)requiring any holder of such shares to take such steps as may be necessary to sell or transfer such shares as directed by the Company;

(iv) otherwise rectify or change the Register of Members in respect of any such shares in such manner as the Board considers appropriate (including, without limitation, by entering the name of a transferee into the Register of Members as the next holder of such shares); and/or

(v) appointing any person to take any steps in the name of any holder of such shares as may be required to change such shares from uncertificated form to certificated form and/or to effect the transfer of such shares (and such steps shall be effective as if they had been taken by such holder).'

         (i) The heading `TRANSFER OF SHARES' which appears before Article 26 shall be deleted and replaced by the heading `TRANSFER OF CERTIFICATED SHARES'.

(j) Article 34 shall be redesignated as Article 32, and Articles 32 and 33 shall be redesignated as Articles 33 and 34.

(k) By amending Articles 26 to 32 inclusive with the addition of the word `Certificated' in front of the words `Share' or `Shares' wherever they occur.

         (l) By inserting the following new Article 32A:

     `Transfer of Uncertificated Shares 32A. (a) Subject to these Articles and the Law, a Member may transfer all or any of his uncertificated shares without a written instrument and in accordance with the Order.

     (b) The Board shall register a transfer of title to any uncertificated share or the renunciation or transfer of any renouncable right of allotment of a share which is an Uncertificated Share held in accordance with the Order, except that the Board may refuse (subject to any relevant requirements of the London Stock Exchange) to register any such transfer or renunciation in favour of more than four persons jointly or in any other circumstance permitted by Article 23 of the Order.

     (c) If the Board declines to register a transfer of an uncertificated share pursuant to Article 32A(b) the Company shall within one month of being required to do so send to the transferee notice of the refusal and, if required to register a transfer of title to uncertificated shares by an Approved Operator's instruction, notify the Approved Operator of its refusal to do so'.

(m)  By inserting a new heading, `OTHER PROVISIONS RELATING TO TRANSFERS' before
     Article 33.

(n)  A new Article 37A shall be inserted after Article 37 as follows:

         `37A.
         (a)      If  the  person  so  becoming   entitled  shall  elect  to  be
                  registered himself, shall deliver or send to the Company a notice in writing signed by him stating that he so elects.

         (b)      If he shall elect to have another person registered, he shall:

                  (i) in the case of a certificated share, execute an instrument of transfer of such share to such person; and

                  (ii)     in the case of an uncertificated share, either:

                   (aa) procure that all appropriate instructions are given by means of the Order to effect the transfer of such share to such person; or

                   (bb) change the uncertificated share to certificated form and then execute an instrument of transfer of such share to such person. "



Date:  26th April 2000



                                                   ............................
                                                   Director represented by:
London Pacific Group Limited
Minden House
6 Minden Place                                       No.........Date...........
St. Helier                                           Reference.................
Jersey                                               Initials..................
Ref: LPGL

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2000                           LONDON PACIFIC GROUP LIMITED
                                             (Registrant)

                                            By:  /s/ R. W. Green
                                                 ------------------------
                                                 R.W. Green
                                                 Secretary